UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2011
Smith & Wesson Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-31552	87-0543688

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 331-0852
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 30, 2011 discussing our fourth quarter and full year fiscal 2011 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.
The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 7.01. Regulation FD Disclosure.
We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 30, 2011 discussing our fourth quarter and full year fiscal 2011 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.
The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.
The text included with this Report on Form 8-K and the replay of the conference call and webcast on June 30, 2011 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.
Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our focus on increasing shippable product and improving margins in fiscal 2012; the impact of lower levels of government funding and corporate capital spending on our security solutions business; our focus on increasing revenue and improving profitability in our security solutions division; the importance of the professional user community to our ability to grow market share in the consumer channel; the impact of constrained budgets on the law enforcement market; our backlog; our expectation for the purchase and deployment of additional equipment to continue the expansion of our production capacity; our capacity; the impact of strategic sourcing of a number of components from our supplier base; our focus on increasing operating efficiencies; the enhancement of our lean initiatives program; the relocation of our Thompson/Center Arms business from Rochester, New Hampshire to our Springfield, Massachusetts facility; military opportunities; the success of our security solutions business; our strategic rebranding of our security solutions business; the ability of our security solutions business to deliver profitability; the current environment in our security solutions business; the impact of CFATS on the perimeter security industry; the opportunities for security upgrades in the military market; opportunities in the federal government market; new product offerings in our security solutions business; the developing of our product portfolio in our security solutions business; our ability to maintain cost controls in our security solutions business; our belief that we have adequate resources to repay the remaining $30 million of convertible notes that may be put to us in December 2011; the covenants in our credit facility; our expectation regarding sales, gross margin, and operating expenses for the first quarter of fiscal 2012 and for fiscal 2012; our anticipation for a sequential reduction in revenue in the first quarter of fiscal 2012; our expectations for fiscal 2012 capital expenditures; our expectations regarding our cash; our estimated taxes for fiscal 2012; our growth strategy; our belief that the fourth quarter of the fiscal year is our largest quarter; the impact of the decrease in our finished goods inventory; our expectation regarding military and government spending; the DOJ and SEC investigations; our price repositioning strategy; the success of our firearm products; the improvements in our estimated capacity and our ability to manage and control projects on the execution side in our security solutions business; the growth in our firearm business; and the quarterly sales in our security solutions business necessary to breakeven from an operating income perspective. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; speculation surrounding increased gun control and fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; the success of our diversification strategy, including the expansion of our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2011.
We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

2

(d)	Exhibits.

Exhibit
Number	Exhibits

99.1	Transcript of conference call and webcast conducted on June 30, 2011.

3

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: June 30, 2011	By:	/s/ Jeffrey D. Buchanan Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on June 30, 2011.